UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2024

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2024, Alpha Metallurgical Resources, Inc. (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended March 31, 2024. The press release is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) via internet webcast. As of the record date for the Annual Meeting, March 8, 2024, there were 13,007,215 shares of common stock outstanding and eligible to vote. 11,304,114 of these shares, or 86.90%, were represented in person or by proxy at the Annual Meeting. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of seven (7) directors nominated by our board of directors for a term of one year. Each of the nominees was elected.

Nominee	For	Withheld	Broker Non-Votes
Joanna Baker de Neufville	9,592,028	167,210	1,544,876
Kenneth S. Courtis	9,534,682	224,556	1,544,876
C. Andrew Eidson	9,696,590	62,648	1,544,876
Michael Gorzynski	8,956,834	802,404	1,544,876
Shelly Lombard	9,730,260	28,978	1,544,876
Daniel D. Smith	9,490,958	268,280	1,544,876
David J. Stetson	9,569,549	189,689	1,544,876

Proposal 2: Approval of an amendment and restatement of our second amended and restated certificate of incorporation to replace stockholder supermajority approval requirements with majority approval requirements. The proposal, approval of which required the affirmative vote of two-thirds of outstanding shares, was approved.

For:	9,726,939
Against:	29,598
Abstain:	2,701
Broker Non-Votes:	1,544,876

Proposal 3: The ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposal, approval of which required the affirmative vote of a majority of votes cast, was approved.

For:	11,297,264
Against:	3,926
Abstain:	2,924
Broker Non-Votes:	—

Proposal 4: Advisory approval of the Company’s executive compensation. The proposal, approval of which required the affirmative vote of a majority of votes cast, was approved.

For:	9,404,763
Against:	338,732
Abstain:	15,743
Broker Non-Votes:	1,544,876

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated May 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Metallurgical Resources, Inc.

Date: May 6, 2024	By:	/s/ J. Todd Munsey
Name: J. Todd Munsey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)